UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 16, 2003 (April 14, 2003)
(Date of Report (Date of Earliest Event Reported))

Cendant Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-10308 (Commission File No.)	06-0918165 (I.R.S. Employer Identification Number)
9 West 57th Street New York, NY (Address of principal executive office)	10019 (Zip Code)

(212) 413-1800 (Registrant's telephone number, including area code)

None (Former name, former address and former fiscal year, if applicable)

Item 5.    Other Events

        EXCEPT AS EXPRESSLY INDICATED OR UNLESS THE CONTEXT OTHERWISE REQUIRES, "CENDANT", "WE", "OUR", OR "US" MEANS CENDANT CORPORATION, A DELAWARE CORPORATION, AND ITS SUBSIDIARIES.

        On April 14, 2003, we announced that Ronald L. Nelson, former Chief Operating Officer of DreamWorks SKG, will join Cendant as Chief Financial Officer and a member of our Board of Directors. Mr. Nelson joined the Board effective April 14, 2003 and will assume his responsibilities as CFO effective May 12, 2003.

        A copy of the press release announcing the appointment of Ronald L. Nelson as Chief Financial Officer and member of the Board of Directors and a copy of Mr. Nelson's employment agreement are attached as Exhibit 99.1 and 99.2, respectively to this Form 8-K and are incorporated by reference herein.

Item 7.    Exhibits

        See Exhibit Index.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
	By:	/s/ ERIC J. BOCK Eric J. Bock Executive Vice President and Corporate Secretary

Date: April 16, 2003

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated April 16, 2003 (April 14, 2003)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Cendant Corporation on April 14, 2003 announcing the appointment of Ronald L. Nelson as Chief Financial Officer and member of the Board of Directors.
99.2	Employment Agreement with Ronald L. Nelson, dated April 14, 2003.